Exhibit 10.5

EXECUTION VERSION

THIRD AMENDED AND RESTATED

EXCHANGE AND REGISTRATION RIGHTS AGREEMENT

THIRD AMENDED AND RESTATED EXCHANGE AND REGISTRATION RIGHTS AGREEMENT, dated as of May 20, 2005 by and among Trump Entertainment Resorts, Inc. (formerly Trump Hotels & Casino Resorts, Inc.), a Delaware corporation (the “Company”), Trump Entertainment Resorts Holdings, L.P. (formerly Trump Hotels & Casino Resorts Holdings, L.P.), a Delaware limited partnership (the “Partnership”), Donald J. Trump (“Trump”) and Trump Casinos, Inc., a New Jersey corporation wholly owned by Trump (“TCI”).

WHEREAS, the Company and Trump entered into that certain Exchange and Registration Rights Agreement (the “Initial Agreement”), dated as of June 12, 1995, relating to the exchange of limited partnership interests in the Partnership for shares of Common Stock (as defined below) of the Company and registration rights with respect thereto;

WHEREAS, in connection with the acquisition by the Partnership of Trump Taj Mahal Associates and the other transactions related thereto, the Company, Trump and TCI entered into that certain Amended and Restated Exchange and Registration Rights Agreement, dated as of April 17, 1996 (the “First Amended Agreement”), relating to the exchange of limited partnership interests in the Partnership issued in such transaction for shares of Common Stock and registration rights with respect thereto, which First Amended Agreement amended and restated the Initial Agreement in its entirety;

WHEREAS, in connection with the acquisition by the Partnership of all of the equity interests of Trump’s Castle Associates, L.P. and the other transactions related thereto, the Company, Trump, TCI and Trump Casinos II, Inc. (“TCI-II”) entered into that certain Second Amended and Restated Exchange and Registration Rights Agreement, dated as of October 7, 1996 (the “Second Amended Agreement”), relating to the exchange of limited partnership interests in the Partnership issued in such transaction for shares of Common Stock and registration rights with respect thereto, which Second Amended Agreement amended and restated the First Amended Agreement in its entirety; and

WHEREAS, in connection with the restructuring (the “Restructuring”) of the Company and certain of its subsidiaries pursuant to the plan of reorganization of the Company and its subsidiaries, dated February 14, 2005 (as amended pursuant to the terms thereof, the “Plan”) under chapter 11 of the Bankruptcy Code, the parties desire to enter into this Third Amended and Restated Exchange and Registration Rights Agreement, which amends and restates in its entirety the Second Amended Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend and restate the Second Amended Agreement in its entirety as follows:

ARTICLE I.

DEFINITIONS

Section 1.1. Certain Definitions. Except as may be otherwise herein expressly provided, the following terms and phrases shall have the respective meanings set forth below:

“Aggregate Conversion Number” means the sum of the Conversion Numbers of each Optionee.

“Agreement” means this Third Amended and Restated Exchange and Registration Rights Agreement, as amended from time to time.

“Alternative Repurchase Right” has the meaning set forth in Section 2.2 hereof.

“Blackout Determination” has the meaning set forth in Section 5.1(a) hereof.

“Board” means the Board of Directors of the Company.

“Certificate of Incorporation” means the certificate of incorporation of the Company, as amended and in effect from time to time.

“Class A Warrants” has the meaning set forth in the Plan.

“Common Stock” means the common stock, par value $0.001 per share of the Company, and any securities into which the Common Stock has been converted or exchanged whether pursuant to a Recapitalization Event, merger or otherwise.

“Company” has the meaning set forth in the preamble hereto.

“Continuing Director” means, as of any date of determination, any member of the Board who: (i) is a member of the Board on the date of this Agreement; or (ii) is nominated for election or elected or appointed to such Board (a) as long as the Voting Agreement is in effect, in accordance with the Voting Agreement or (b) if the Voting Agreement is no longer in effect in accordance with its terms (and not as a result of a breach by either party thereto), with the approval of a majority of the Continuing Directors who were members of the Board at the time of such election or appointment.

“Contribution” has the meaning set forth in Section 2.4(d) hereof.

“Conversion Number” means the aggregate number of shares of Common Stock issuable upon the exercise of an Optionee’s entire Exchange Right, which number shall initially be 9,376,077 with respect to Trump, and 1,407 with respect to TCI, and which numbers shall be adjusted as provided in Article II.

“Conversion Partner” means an Optionee other than (i) Trump, (ii) TCI, and (iii) any Permitted Holder with respect to Trump.

“Conversion Right” has the meaning set forth in Section 2.1(c) hereof.

“Damages” has the meaning set forth in Section 5.3(a) hereof.

“Determination” has the meaning set forth in Section 2.7 hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the relevant time.

“Exchange Right” has the meaning set forth in Section 2.1(a) hereof.

“First Amended Agreement” has the meaning set forth in the recitals hereto.

“HSR” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

“Letter of Transmittal” means the form of letter attached hereto and made a part hereof pursuant to which an Optionee may tender his Partnership Interests in exchange for shares of Common Stock.

“Maximum Number” has the meaning set forth in Section 5.2(c) hereof.

“One Year Warrant” means that certain to purchase up to 1,217,933 shares of Common Stock issued to Trump pursuant to the Plan.

“Option” means any or all of the Conversion Right, the Purchase Right, and the Exchange Right.

“Optionee” means (i) Trump, (ii) TCI, and (iii) each assignee of Partnership Interests of Trump and TCI and any subsequent assignee.

“Partnership” has the meaning set forth in the preamble hereto.

“Partnership Agreement” means the Fourth Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of the date of this Agreement, as the same may be amended from time to time.

“Piggyback Holders” has the meaning set forth in Section 5.2(c) hereof.

“Plan” has the meaning set forth in the recitals hereto.

“Purchase Right” has the meaning set forth in Section 2.1(b) hereof.

“Recapitalization Event” has the meaning set forth in Section 2.4(b) hereof.

“Registrable Securities” means, collectively, (i) the Common Stock issued or issuable upon the exercise of any options, warrants or other rights to acquire shares of Common Stock (including, without limitation, any Options and the Warrants) held by the Optionees and (ii) any securities issued or issuable with respect to such shares of Common Stock by way of stock dividend, stock split, in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise; provided, however, that the foregoing securities shall cease to be “Registrable Securities” to the extent that (A) a registration statement with respect to the sale of such securities has been declared effective under the Securities Act and such securities have been disposed of pursuant to such registration statement, (B) such securities have been disposed of (1) pursuant to and in accordance with Rule 144 or (2) pursuant to another exemption from the registration requirements of the Securities Act under which the securities are thereafter freely tradable without restriction or registration under the Securities Act, (C) such securities may be disposed of pursuant to Rule 144 within the volume limitations thereunder within a 90 day period or pursuant to Rule 144(k) under the Securities Act or (D) such securities cease to be issued and outstanding. For purposes of this Agreement, any reference to a percentage (or a majority in number) of Registrable Securities shall mean that percentage of Registrable Securities, collectively, computed on the assumption that all such options, warrants and other rights to acquire shares of Common Stock were exercised.

“Registration Expenses” means all expenses required to be disclosed in Item 13 of Part II of the Form S-1 registration statement, or in a comparable section of any similar form permitting an underwritten public offering, as well as expenses of underwriters customarily reimbursed by issuers for selling stockholders and reasonable fees and expenses of one counsel for all selling stockholders (in respect of a demand registration) and any underwriter (for both a demand and piggyback registration), but not including underwriting discounts and commissions and transfer taxes.

“Restructuring” has the meaning set forth in the recitals hereto.

“Rights” means any rights, options, warrants or convertible securities (or rights, options or warrants to purchase convertible securities) containing the right to subscribe for, purchase or otherwise acquire shares of Common Stock (but not the Warrants or Class A Warrants).

“Rights Exercise Period” has the meaning set forth in Section 2.4(c) hereof.

“Rule 144” has the meaning set forth in Section 5.5(a) hereof.

“SEC” means the Securities and Exchange Commission and any successor agency.

“Second Amended Agreement” has the meaning set forth in the recitals hereto.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the relevant time.

“Settlement Date” has the meaning set forth in Section 4.1(a) hereof.

“Special Dividend” has the meaning set forth in the Certificate of Incorporation.

“Special Dividend Record Date” has the meaning set forth in the Certificate of Incorporation.

“Stop Order” means, with respect to any registration of the Registrable Securities or any portion thereof effected pursuant to this Agreement, any stop order, injunction or other order or requirement of the SEC or any other governmental or administrative agency, or any act by any court preventing or otherwise limiting the sale of any Registrable Securities pursuant to such registration.

“TCI” has the meaning set forth in the preamble hereto.

“TCI-II” has the meaning set forth in the preamble hereto.

“Ten Year Warrant” means that certain to purchase up to 1,446,706 shares of Common Stock issued to Trump pursuant to the Plan.

“Triggering Event” means the first to occur of (i) May 20, 2015, (ii) Trump’s death, or (iii): (A) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act or any successor provision) other than to a direct or indirect wholly-owned subsidiary of the Company; (B) the liquidation or dissolution of, or adoption of a plan relating to the liquidation or dissolution of the Company or the Partnership or any successors thereto; (C) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act or any successor provision), becomes the beneficial owner (as such term is defined in Rule 13d-3 and 13d-5 under the Exchange Act (or any successor provision), except that such person shall be deemed to have beneficial ownership of all securities that person has a right to acquire, whether such right is exercisable or contingent), directly or indirectly, of more than 50% of the total voting power entitled to vote in the election of directors of the Company or such other Person surviving the transaction; or (D) the first day on which a majority of the members of the Board are not Continuing Directors.

“Trump” has the meaning ascribed thereto in the preamble hereto.

“Voting Agreement” means that certain Voting Agreement, dated as of May 20, 2005, by and among the Company and the stockholders of the Company identified therein, as such Voting Agreement may be amended from time to time in accordance with its terms.

“Warrants” means, collectively, the One Year Warrant and the Ten Year Warrant.

Section 1.2. Terms Defined in Partnership Agreement. Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to them in the Partnership Agreement.

Section 1.3. Rules of Construction. In this Agreement, whenever the context so indicates, the singular or plural number, and the masculine, feminine or neuter gender shall each be deemed to include the other, and the terms “he” and “him” shall refer to an Optionee. Words such as “herein,” “hereinafter,” and “hereunder” refer to this Agreement as a whole and not merely to a subdivision in which such words appear unless the context otherwise requires.

ARTICLE II.

THE OPTION

Section 2.1. The Option.

(a) Each Optionee shall have the right (the “Exchange Right”), exercisable at any time, to require the Company to exchange shares of Common Stock for all or any portion of the Class A Units owned by such Optionee and tendered for such exchange in accordance with this Agreement.

(b) Subject to Section 2.2, (i) prior to the occurrence of a Triggering Event other than Trump’s death or (ii) upon the occurrence of Trump’s death, each Optionee (in the case of any such Triggering Event other than Trump’s death) or Trump’s estate (in the case of Trump’s death) shall have the right (the “Purchase Right”) to require the Company to exchange shares of Common Stock for all or any portion of the Class B Units owned by such Optionee or estate (as applicable) and tendered for such exchange in accordance with this Agreement. Not less than ten (10) Business Days prior to the occurrence of a Triggering Event (other than Trump’s death), the Company shall notify the Optionees thereof in writing, which notice shall include a reasonably detailed description of the terms of such Triggering Event and the date on which it shall be consummated.

(c) The Company (acting through a majority of the Special Committee) shall have the right (the “Conversion Right”), exercisable at any time, to require a Conversion Partner to exchange all or any portion of the Partnership Interests owned by such Conversion Partner for shares of Common Stock.

(d) In accordance with the Certificate of Incorporation, upon the exercise of an Option, the Company shall call a meeting of its Board. The Board shall promptly determine whether the declaration and payment of a Special Dividend or an adjustment to the Optionee’s Conversion Number pursuant to Section 2.4(f) is required in the circumstances, and take any and appropriate all action with respect thereto.

Section 2.2. Alternative Repurchase. Upon the election by an Optionee or Trump’s estate (as applicable) to exercise its Purchase Right pursuant to Section 2.1(b), the Company may, at its option and in lieu of the acquisition described in Section 2.1(b), repurchase (or cause the Partnership to repurchase) all or a portion of the Class B Units with respect to which such holder or estate has made such election for cash in an amount equal to the Current Market Price, as of the date of the relevant Triggering Event, of the Common Stock otherwise issuable with respect to such Class B Units so repurchased (the “Alternative Repurchase Right”). Such repurchase shall be effected in accordance with the procedures set forth in Article III. In the case of an Optionee (or such estate) with respect to whom an Excess Tax Amount exists under the Partnership Agreement, the aggregate price shall be reduced in an amount equal to such Excess Tax Amount.

Section 2.3. Shares Issuable. Subject to the last sentence of this Section 2.3, the number of shares of Common Stock to be issued by the Company to an Optionee upon exercise of an Option shall be equal to the product of (a) a fraction, (i) the numerator of which is the Percentage Interest of the outstanding Partnership Interests with respect to which the Option is exercised and (ii) the denominator of which is the aggregate Percentage Interest of the outstanding Partnership Interests held by such Optionee immediately prior to such exercise (giving effect to any adjustment pursuant to Section 2.4(f), if applicable), multiplied by (b) such Optionee’s Conversion Number. In the case of an Optionee with respect to whom an Excess Tax Amount exists under the Partnership

Agreement, there shall be subtracted from the number of shares of Common Stock to be issued that number of shares which is equal to the result (rounded to the nearest whole number) of dividing such Excess Tax Amount by the Current Market Price of one share of Common Stock as of the date the notice of exercise of Option is deemed delivered pursuant to Section 6.9 hereof (or, in the case of exercise of the Purchase Right, as of the date of the Triggering Event).

Section 2.4. Adjustment of the Conversion Number. The Conversion Number shall be adjusted as provided in this Section 2.4 as follows:

(a) An Optionee’s Conversion Number shall be reduced by the number of shares of Common Stock issued upon any exercise of any Option, and for the number of shares of Common Stock that were subtracted from any issuance by virtue of the application of the last sentence of Section 2.3. If Partnership Interests are repurchased pursuant to Section 2.2, an Optionee’s Conversion Number shall be reduced by the number of shares of Common Stock that would have been issued had the Company instead acquired the Partnership Interests repurchased by the Company (or the Partnership) pursuant to Section 2.1(b), and for the number of shares of Common Stock that would have been subtracted from any issuance by virtue of the application of the last sentence of Section 2.3. Upon an assignment of Partnership Interests by an Optionee in accordance with the terms of the Partnership Agreement, such Optionee’s Conversion Number shall be reduced appropriately, and the Conversion Number of the assignee of such Partnership Interests shall be equal to the amount of such reduction, or in the case of an assignee who is also a holder of Partnership Interests, such assignee’s Conversion Number shall increase by the amount of such reduction.

(b) Except in respect of transactions described in paragraph (c) below, in case the Company shall (i) pay a dividend on the Common Stock in additional shares of equity securities of the Company, (ii) subdivide or reclassify its Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue by reclassification of its Common Stock other securities of the Company (each a “Recapitalization Event”), each Optionee’s Conversion Number immediately prior to the Recapitalization Event shall be adjusted such that the Conversion Number after the Recapitalization Event shall equal, the kind and amount of shares and other securities and property which the Optionees would have owned or have been entitled to receive after the happening of such Recapitalization Event had all of the Options been exercised immediately prior to such Recapitalization Event (or any record date with respect thereto). Any adjustment made pursuant to this paragraph (b) shall become effective immediately after the effective date of such event and such adjustment shall be retroactive to the record date, if any, for such event.

(c) In case the Company shall issue Rights pro rata to all holders of Common Stock, and the consideration payable upon exercise or conversion of any such Right to acquire one share of Common Stock is less than the Current Market Price on the date of and immediately prior to such issuance of Rights, then upon the expiration of the period during which such Rights may be exercised or converted (the “Rights Exercise Period”) each Optionee’s Conversion Number immediately prior to such expiration shall be adjusted to be that number of shares of Common Stock equal to the product of (i) such Optionee’s Conversion Number immediately prior to such expiration and (ii) a fraction, (A) the numerator of which is equal to the sum of (I) the total number of shares of Common Stock outstanding immediately prior to such issuance and (II) the number of shares of Common Stock issued upon exercise or conversion of such Rights and (B) the denominator of which is equal to the sum of (I) the total number of shares of Common Stock outstanding immediately prior to such issuance and (II) the number of shares of Common Stock which the aggregate consideration payable upon exercise or conversion of such Rights would purchase at the Current Market Price on the date of issuance of the Rights; provided, however, in no event shall such fraction be less than one. If an Option is exercised during the period commencing on the record date for the issuance of the Rights and ending on the expiration of the Rights Exercise Period, then (r) the Conversion Number upon such exercise shall be adjusted as provided in this Section 2.4(c), as if such exercise date were the end of the Rights Exercise Period, utilizing for purposes of clause (ii)(A)(II) the number of shares of Common Stock issued upon exercise or conversion of Rights as of such date; provided, further, that in no event shall the fraction in clause (ii) be less than one; and (s) at the end of the Rights Exercise Period, the Optionee shall be issued an additional number of shares equal to the excess, if any, of the number of shares of Common Stock which would have been issued had such Option been exercised at the end of the Rights Exercise Period over the number of shares actually issued upon exercise of the Option.

(d) In case the Percentage Interest of the Partnership Interests held by an Optionee shall increase as the result of the contribution by such Optionee of additional consideration or otherwise to the Partnership (a “Contribution”), then the Conversion Number shall be adjusted such that (i) such Optionee’s Conversion Number immediately after the Contribution divided by the sum of the number of outstanding shares of Common Stock plus the new Aggregate Conversion Number shall equal (ii) the product of (A) a fraction, (I) the numerator of which is the aggregate Percentage Interest of such Optionee immediately after the Contribution, and (II) the denominator of which is the aggregate Percentage Interest of such Optionee immediately prior to the Contribution, and (B) a fraction, (I) the numerator of which is such Optionee’s Conversion Number immediately prior to the Contribution, and (II) the denominator of which is the sum of the Aggregate Conversion Number immediately prior to the Contribution and the number of outstanding shares of Common Stock.

(e) In case of any consolidation or merger of the Company with or into another entity as a result of which the holders of Common Stock become holders of other shares or securities of the Company or of another entity or person, or such holders receive cash or other assets, or in case of any sale or conveyance to another person of the property, assets or business of the Company as an entirety or substantially as an entirety, the Company or such successor or purchasing entity or person, as the case may be, shall execute with the Optionees an agreement that (i) the Optionees shall have the right thereafter to receive upon exercise of their Options the kind and amount of shares and other securities and property which it would have owned or have been entitled to receive after the happening of such consolidation, merger, sale or conveyance had its Option been exercised immediately prior to such action and (ii) that this Agreement, including, without limitation, the registration rights in Article V hereof, shall continue in full force and effect notwithstanding the consummation of such transaction and that such person or entity shall assume the obligations of the Company hereunder. The agreements referred to in this Section 2.4(e) shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in the other provisions in this Section 2.4. The provisions of this Section 2.4(e) shall similarly apply to successive consolidations, mergers, sales or conveyances.

(f) If in connection with the exercise of an Option, the Board determines that the declaration and payment of a Special Dividend or an adjustment to the Conversion Number of an Optionee exercising an Option is required by the Certificate of Incorporation, and elects to adjust the Conversion Number, the Conversion Number shall be adjusted such that it shall equal ( P(O) x VP ) / MP per share, where

TV = (MP per share x # of shares); and

VP = (TV-SDA) / P(GP),

and where

P(O) = Percentage Interest of the outstanding Partnership Interests held by such Optionee immediately prior to exercise of such Optionee’s Option

P(GP) = Percentage Interest of the outstanding Partnership Interests held by the Company immediately prior to exercise of such Optionee’s Option

MP per share = Current Market Price of one share of Common Stock as of date of exercise

# of shares = Number of shares of Common Stock outstanding immediately prior to exercise of such Optionees’ Option

SDA = Special Dividend Amount (as defined in the Certificate of Incorporation).

(g) For the avoidance of doubt, Section 2.4 shall not apply to any securities issued pursuant to the Plan, the appropriate adjustments to the Conversion Numbers of the parties as a result thereof being effected pursuant to the definition of “Conversion Number” herein.

Section 2.5. Company’s Covenant Regarding Certain Rights Offerings. The Company covenants and agrees that it shall not issue Rights pro rata to all holders of Common Stock, unless such Rights are exercisable or convertible for a period not in excess of sixty (60) days from their date of issuance.

Section 2.6. Reservation. The Company shall at all times reserve and keep available out of its authorized but unissued Common Stock the full number of shares of Common Stock deliverable at such time upon the exercise of the Options and shall take all such action and obtain all such permits or orders as may be necessary to enable the Company lawfully to issue such Common Stock upon the exercise of the Option and to cause such Common Stock to be fully paid and nonassessable.

Section 2.7. Determination of Number of Shares. The Company shall calculate (each calculation, a “Determination”) the number of shares of Common Stock to be issued upon the exercise of an Option pursuant to this Agreement in connection with such exercise. After each exercise of an Option or Alternative Repurchase Right, the Company shall promptly provide the Optionees a report, certified by the Chief Financial Officer of the Company and its independent public accountants, setting forth the Determination, and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Each Determination will be made by the Company in good faith and in accordance with the provisions hereof. The Company shall, at any time upon the written request of an Optionee, furnish to such Optionee a like report setting forth the number of shares of Common Stock issuable upon the exercise of an Option and showing in reasonable detail the derivation of such number of shares of Common Stock.

Section 2.8. Continuous Offer. This Agreement is a continuous offer and may not be withdrawn, changed or modified by the Company or a Conversion Partner without the prior written consent of the Company and each Optionee.

ARTICLE III.

PROCEDURE FOR EXERCISING THE OPTION

Section 3.1. Exercise.

(a) Each Optionee (or Trump’s estate, as applicable) desiring to exercise his Exchange Right or Purchase Right (as the case may be) with respect to all or a portion of his Partnership Interests may do so by delivering to the Company, at 1000 Boardwalk at Virginia Avenue, Atlantic City, New Jersey 08401, Attn: Corporate Secretary (or such other address as the Company shall provide in writing to each Optionee), a completed and duly executed Letter of Transmittal and any other documents required by the Letter of Transmittal.

(b) The tender of Partnership Interests pursuant to this Section 3.1 shall constitute a binding agreement between the tendering Optionee (or Trump’s estate, as applicable) and the Company and will not be subject to withdrawal or change except with the consent of the Company.

(c) All questions as to the validity and form of any tender of Partnership Interests upon the exercise of the Option will be determined in good faith by the Company.

Section 3.2. Representation of Optionee. Any exercise of an Option hereunder shall constitute a representation by such Optionee (or Trump’s estate, as applicable) that it is acquiring any Common Stock to be issued upon the exercise of the Option for purposes of investment and not with a view to distribution (without any limitation of any rights such Person may have under Article V hereof) in violation of any federal or state securities laws.

Section 3.3. The Exercise of the Conversion Right or Alternative Repurchase Right.

(a) If the Company exercises the Conversion Right with respect to all or a portion of the Partnership Interests of a Conversion Partner (or the Company or the Partnership exercises the Alternative Repurchase Right with respect to Class B Units), the Company may do so by delivering to the Conversion Partner (or the Partnership may do so by delivering to the holder of such Class B Units) at his address appearing on the books of the Partnership, a notice setting forth (i) election to exercise the Conversion Right (or Alternative Repurchase Right), (ii) the portion of the Partnership Interest with respect to which the Conversion Right (or Alternative Repurchase Right) is exercised, and (iii) that delivery of shares of Common Stock (or cash) as the consideration for the Partnership Interest subject to the Conversion Right (or Alternative Repurchase Right) shall not be made until the Conversion Partner (or holder of Class B Units) has submitted a duly completed Letter of Transmittal and any other documents required by the Letter of Transmittal, which Letter of Transmittal and other documents shall be completed and delivered promptly to the Company (or the Partnership, as the case may be).

(b) All questions as to the validity and form of any tender of Partnership Interests upon the exercise of the Conversion Right or Alternative Repurchase Right will be determined in good faith by the Company.

ARTICLE IV.

SETTLEMENT OF THE OPTION

Section 4.1. Settlement of the Option.

(a) Upon the terms and subject to the conditions of this Agreement, the Company will issue shares of Common Stock for Partnership Interests tendered in accordance with this Agreement on that date (the “Settlement Date”) which is the latest of: (i) the expiration of three (3) Business Days from the date that the Company receives the tender of the Partnership Interests in such form and meeting all of the applicable requirements set forth in this Agreement, which requirements may be waived by the Company in connection with a Conversion Right or Alternative Repurchase Right, (ii) the earliest of ten (10) Business Days after the exercise of the Exchange Right or Purchase Right, or if the Board has determined to declare a Special Dividend or adjust such Optionee’s Conversion Number in connection with such exercise, one day after the Special Dividend Record Date or date such Conversion Number adjustment is determined, if later, and (iii) the expiration or termination of the waiting period applicable to each tender, if any, under HSR. The Optionee shall be deemed to be the record holder of the Common Stock issuable upon exercise of the Option on the Settlement Date, notwithstanding the fact that certificates with respect to such shares of Common Stock may not have been issued on such date.

(b) Upon the exercise of an Option, the General Partner shall use its reasonable best efforts (including, without limitation, forming and properly capitalizing a subsidiary for the purpose of holding all or a portion of the Partnership Interests being transferred upon exercise of the Option) and cooperate with the remaining Optionees to the extent necessary to preserve the treatment of the Partnership as a pass-through entity for federal tax purposes.

(c) Each tender and the issuance of Common Stock with respect thereto will be subject to any change in securities or other applicable law imposing limits or conditions on such tender or the issuance of Common Stock with respect thereto.

(d) Payment for the Partnership Interests tendered pursuant to this Agreement will be made only after timely receipt by the Company of (i) Certificates of Interest with respect to such Partnership Interests, duly completed and executed by the Partnership in the name of the Optionee and duly endorsed by the Optionee for transfer to, or accompanied by stock powers duly executed by the Optionee in favor of, the Company, (ii) a properly completed and duly executed Letter of Transmittal, and (iii) any other documents required by the Letter of Transmittal.

Section 4.2. Tax Withholding. Unless an exception applies under applicable law and regulations, the Company will be required to withhold, and will withhold, such amount as applicable law may require of the gross proceeds (including dollar equivalent of shares of Common Stock) paid to a tendering Optionee unless the Optionee provides his tax identification number (employer identification number or Social Security Number) and certifies that such number is correct.

Section 4.3. Rights as Partner/Stockholder.

(a) Except as otherwise provided in the Certificate of Incorporation, no Optionee shall, by virtue of this Agreement, have any rights as a stockholder of the Company until such time as that person becomes a holder of record of shares of Common Stock.

(b) The Company, effective as of the Settlement Date with respect to any tendered Partnership Interest, assumes all obligations related to the tendered Partnership Interest and will hold the Person tendering that Partnership Interest harmless from any such obligations other than with respect to any breach of any representation contained in the Letter of Transmittal to be delivered in connection with the exercise of rights pursuant to this Agreement.

(c) Until the Settlement Date, each tendering Optionee shall continue to own his respective tendered Partnership Interests, and will continue to be treated as the holder of such tendered Partnership Interests for all purposes of the Partnership Agreement, including, without limitation, for purposes of voting, consent, allocations and distributions (subject only to reasonable accounting conventions adopted by the Partnership for purposes of determining the partners’ varying percentage interests in the Partnership during the taxable year). Tendered Partnership Interests will be transferred to the Company only upon receipt by the tendering Optionee of Common Stock in payment in full therefor.

Section 4.4. HSR. If in connection with the exercise of an Option, such Optionee is required to file a notification form pursuant to the HSR, then as promptly as practicable, and in any event within ten (10) Business Days following the exercise of the Option, such Optionee and the Company shall each prepare and file, or shall cause its “ultimate parent” (as defined in the HSR) to prepare and file, any required notification and report form under the HSR, in connection with the transactions contemplated hereby, the filing fees for which shall be borne by the Company. Such Optionee and the Company shall, or shall cause their ultimate parents to, request early termination of the waiting period with respect to such filing and to respond with reasonable diligence to any request for additional information made in response to such filings.

ARTICLE V.

REGISTRATION RIGHTS

Section 5.1. Registration on Demand.

(a) Upon written notice to the Company from holders of at least thirty-three percent (33%) of the Registrable Securities, determined as if the Exchange Right had been fully exercised, of their desire to cause a registration of the Registrable Securities, the Company shall (i) inform the other holders of Registrable Securities (at least 30 days prior to the proposed filing of any registration statement), such notice to state the identity of the holders requesting registration and the number of Registrable Securities proposed to be sold thereby, and take appropriate action, on a reasonably timely basis, to file with the SEC a registration statement on the appropriate form covering all Registrable Securities specified in such demand and by such other holders (by notice given to the Company within 15 days after the date the Company notified them of such demand), (ii) use best efforts to cause such registration statement to become effective under the Securities Act, and (iii) use best efforts to qualify such resale under those state securities laws reasonably requested by the holders of a majority of Registrable Securities to be included in such registration; provided, however, that such effort shall not require the Company to qualify as a foreign corporation or subject itself to taxation in any jurisdiction where it is not already so qualified or subject. The Company shall be obligated to effect three (3) registrations pursuant to this Section 5.1. The Company shall be obligated to effect any registration pursuant to this Section 5.1 as promptly as practicable upon receipt from the requisite number of holders of Registrable Securities of the notice requesting such registration; provided, however, that the Company shall have the right to delay any registration pursuant to this Section 5.1 for one period of up to thirty (30) days if the Board of Directors of the Company shall have determined (and passed a resolution to such effect) that to effectuate such registration at such time would materially and adversely affect the Company and be materially detrimental to the business and operations thereof (a “Blackout Determination”), which period may be extended for an additional thirty (30) days upon a second Blackout Determination upon the expiration of the first thirty (30) day period.

(b) The Company will be obligated to pay all Registration Expenses with respect to the registrations pursuant to this Section 5.1.

(c) A registration requested pursuant to this Section 5.1 will not be deemed to have been effected unless it has been declared effective by the SEC and the Company has complied with all of its obligations under this Agreement with respect thereto (without regard to the use of best efforts or the like); provided that, such registration will be deemed not to have been effected if after such registration has become effective, the offering of the Registrable Securities (or any portion thereof) pursuant to such registration is withdrawn or is or becomes the subject of any Stop Order. If (i) a registration requested pursuant to this Section 5.1 is deemed not to have been effected or (ii) the registration requested pursuant to this Section 5.1 does not remain effective for a period of at least 360 days, then (x) such requested registration shall not be deemed to be an effective registration pursuant to this Section 5.1 and (y) such requested registration shall not reduce the number of registrations the Company shall be obligated to effect pursuant to this Section 5.1.

(d) Any offering of Registrable Securities contemplated by this Section 5.1 shall, unless the holders of a majority of the Registrable Securities to be included in such offering determine otherwise, be a firm commitment underwritten offering and the managing underwriter for such offering shall be chosen by the holders of a majority of the Registrable Securities to be included therein, which managing underwriter shall be reasonably acceptable to the Company.

(e) The Company shall not, without the prior written consent of the holders of a majority of the Registrable Securities to be included in any registration requested pursuant to this Section 5.1, include in such registration, any other securities of the Company; provided, however, that the Company may include in any such registration any securities to the extent that the inclusion of such securities does not have the effect referred to in Section 5.1(f) hereof and so long as the sale of such securities is included in the underwriting of the Registrable Securities and the same underwriters are used.

(f) If the managing underwriter in a public offering to be effected pursuant to the provisions of this Section 5.1 advises the Company and the holders of the Registrable Securities in writing that, in its opinion, inclusion in the registration of the total amount of securities requested to be registered will materially and adversely affect the offering price of such securities or will materially and adversely affect the market for such securities, then, to the extent necessary, up to the entire amount of any securities proposed to be included in such registration which are not Registrable Securities shall be eliminated.

(g) The Company shall not be required to register Registrable Securities which, together with any other securities to be included in such registration, have a value, based on the proposed offering price, of less than $15,000,000.

Section 5.2. Incidental Registration.

(a) If the Company intends to file a registration statement on Form S-1, S-2 or S-3 (or other appropriate form) for the registration of an offering of equity securities with the SEC, the Company shall notify each of the holders of record of Registrable Securities at least 30 days prior to each such filing of the Company’s intention to file such a registration statement, such notice shall state the number of shares of equity securities proposed to be registered thereby. If any holder of Registrable Securities notifies the Company within ten days after receipt of such notice from the Company of its desire to have included in such registration statement any of its Registrable Securities, then the Company shall cause the Company to include such shares in such registration statement. The Company shall pay all the Registration Expenses of such registration.

(b) The Company may in its discretion withdraw any registration statement filed pursuant to this Section 5.2 subsequent to its filing without liability to the holders of Registrable Securities.

(c) In the event that the managing underwriter for any such offering described in this Section 5.2 notifies the Company that, in good faith, it is able to proceed with the proposed offering only with respect to a smaller number of securities (the “Maximum Number”) than the total number of Registrable Securities proposed to be offered by such holders and securities proposed to be offered by the Company and all others entitled to registration rights under such registration statement, then the Company shall reduce the number of securities held by persons (the “Piggyback Holders”) other than the Company and persons exercising demand registration rights to be included in such registration, to the extent necessary to reduce the number of securities to be included in such registration to an amount equal to the Maximum Number. Such amount will be allocated pro rata in accordance with the number of securities proposed to be offered by each Piggyback Holder (including the holders of Registrable Securities).

Section 5.3. Indemnity and Contribution.

(a) In connection with a registration statement filed with the SEC pursuant to this Article V, the Company shall provide each holder of Registrable Securities included in such registration statement, each officer and director of any thereof, and each person who controls such holder within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act, with indemnification against any losses, claims, damages or liabilities, reasonable attorneys fees, costs or expenses and costs and expenses of investigating and defending any such claims (collectively “Damages”), joint or several, to which any of them may become subject under the federal securities laws, or otherwise, in form and substance as is customarily given to underwriters in an underwritten offering of securities. Each holder including Registrable Securities in any such registration statement agrees that it shall indemnify the Company, each officer and director thereof, and each person who controls the Company within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act, against any Damages, in form and substance as is customarily given by selling shareholders to a publicly held corporation in an underwritten public offering of securities, but only to the extent that such Damages (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities are registered under the Securities Act, in any preliminary prospectus or final prospectus contained therein or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which, in each such case, has been made in or omitted from such registration statement, said preliminary or final prospectus or said amendment or supplement, solely in reliance upon, and in conformity with, written information furnished to the Company by such holder of Registrable Securities.

(b) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section 5.3(a) is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, each of the Company and the holders of the Registrable Securities included in such registration shall contribute to the aggregate Damages contemplated by said indemnity agreement incurred by each of the Company and such holders of the Registrable Securities, as incurred, in such proportions as is appropriate to reflect the relative fault of the Company and such holders of the Registrable Securities in connection with the statements or omissions which resulted in such Damages. The relative fault of the Company and such holders of Registrable Securities shall be determined by reference to, among other things, whether the untrue or alleged untrue statements of a material fact or the omission or alleged omission to state a material fact was supplied by the Company or one or more of the holders of Registrable Securities, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(c) In no event shall a holder of Registrable Securities be liable for indemnification or contribution pursuant to this Article V in excess of the net proceeds received upon the sale of such Registrable Securities.

Section 5.4. Certain Procedures. The Company shall provide each holder of Registrable Securities included in any registration with a “cold comfort” letter from the Company’s independent public accountants, in customary form covering those matters customarily covered by a “cold comfort” letter with respect to any such registration statement and addressed to such holder, and the Company shall use its best efforts to execute and deliver with underwriters for the offering covered by any such registration statement, an underwriting agreement in form and substance customarily executed for public offerings of common stock. Any holder of Registrable Securities that includes shares in the registration shall also be a party to such underwriting agreement.

Section 5.5. Rule 144 Reporting. With a view to making available to the holders of Registrable Securities the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to, at all times:

(a) make and keep available current public information concerning the Company as those terms are understood and defined in Rule 144 under the Securities Act (“Rule 144”);

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(c) furnish to each holder of Registrable Securities forthwith, upon such holder’s request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

Section 5.6. Lock-Ups. After receipt of any notice pursuant to Section 5.1 or 5.2 hereof, each holder of Registrable Securities and the Company shall not demand or request a registration of securities of the Company or otherwise offer or sell securities until the later of (i) 90 days after the effective date of the registration statement in respect of which such notice was given, (ii) 150 days after the date such notice was given or (iii) the date such registration statement is withdrawn by the Company. To the extent requested by the managing underwriter in respect of an offering of securities of the Company described in this Article V, each holder of Registrable Securities and the Company shall agree to refrain from selling or offering to sell any securities of the Company within 120 days after the effective date of any registration statement described herein; provided, however, that any pledgee of Registrable Securities shall not be bound by this requirement in connection with a private sale by it of its collateral. Nothing in this Section 5.6 shall preclude the Company from issuing shares of Registrable Securities upon exercise of an Option.

Section 5.7. No Inconsistent Provisions. The Company shall not, without the prior written consent of the holders of a majority of the Registrable Securities include, or grant to any Person the right to request the Company to include, in such registration, any other securities of the Company that are inconsistent with the priorities, rights and privileges of the holders of Registrable Securities contained in this Agreement.

ARTICLE VI.

MISCELLANEOUS

Section 6.1. Waiver, Amendment. Neither this Agreement nor any provisions hereof shall be waived, modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, change, discharge or termination is sought.

Section 6.2. Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either an Optionee or the Company, without the prior written consent of the other parties; provided, however, that the rights granted to an Optionee hereunder shall automatically be assigned in connection with an assignment of Partnership Interests or Registrable Securities; provided, further, that the rights granted hereunder may be assigned to, and exercised by, a secured creditor to whom an Optionee has pledged Partnership Interests or Registrable Securities.

Section 6.3. Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties hereto with respect to the transactions contemplated hereby and supersedes any and all prior agreements and understandings relating to the subject matter hereof. No representation, promise or statement of intention has been made by any party hereto which is not embodied in this Agreement or the written statements, certificates, exhibits or other documents delivered pursuant hereto or in connection with the transactions contemplated hereby, and no party hereto shall be bound by or liable for any alleged representation, promise or statement of intention not set forth herein or therein. The documents referred to in the immediately preceding sentence are incorporated by reference herein and shall be deemed a part of this Agreement. By executing and delivering this Agreement, the Company (on behalf of itself and its wholly-owned subsidiary, TCI 2 Holdings, LLC), the Partnership, Trump and TCI agree to the termination of the Second Amended and Restated Exchange and Registration Rights Agreement and to the amendment and restatement thereof by this Agreement.

Section 6.4. Severability. If any provision of this Agreement or the application of any such provision to any person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, this Agreement shall continue in full force and effect without said provision; provided that, no such severance of provision shall be effective if it materially changes the economic benefit of this Agreement to any Person.

Section 6.5. Section and Other Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 6.6. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, regardless of the law that might be applied under principles of conflicts of law.

Section 6.7. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

Section 6.8. Specific Performance. Without limiting or waiving in any respect any rights or remedies of an Optionee under this Agreement, or now or hereinafter existing at law or in equity or by statute, the Company agrees that the Optionees shall be entitled to seek specific performance of the obligations to be performed by the Company in accordance with the provisions of this Agreement.

Section 6.9. Notice. Each notice, demand, request, request for approval, consent, approval, disapproval, designation or other communication (each of the foregoing being referred to herein as a “notice”) required or desired to be given or made under this Agreement shall be in writing (except as otherwise provided in this Agreement), and shall be effective and deemed to have been received (i) when delivered in person, (ii) when sent by facsimile transmission with receipt acknowledged, (iii) three (3) days after having been mailed by certified or registered United States mail, postage prepaid, return receipt requested, or (iv) the next business day after having been sent by a nationally recognized overnight mail or courier service, receipt requested (a) if to any Optionee, at such address or to the telefax number as such Optionee shall have furnished the Company in writing, or (b) if to the Company, at the address of its principal executive offices and addressed to the attention of the Corporate Secretary, or at such other address or to the telefax number as the Company shall have furnished to each Optionee.

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IN WITNESS WHEREOF, the undersigned have executed this Third Amended and Restated Exchange and Registration Rights Agreement as of the date first set forth above.

TRUMP ENTERTAINMENT RESORTS, INC.

By:	/s/ JOHN P. BURKE
Name:	John P. Burke
Title:	Executive Vice President and Treasurer

TRUMP ENTERTAINMENT RESORTS HOLDINGS, L.P.

By:	Trump Entertainment Resorts, Inc., as General Partner

By:	/s/ JOHN P. BURKE
Name:	John P. Burke
Title:	Executive Vice President and Treasurer

/s/ DONALD J. TRUMP
Name:	Donald J. Trump

TRUMP CASINOS, INC.

By:	/s/ DONALD J. TRUMP
Name:	Donald J. Trump
Title:	President

The undersigned consents to the foregoing:

TCI 2 HOLDINGS LLC

By:	TRUMP ENTERTAINMENT RESORTS, INC., its sole member

By:	/s/ JOHN P. BURKE
Name:	John P. Burke
Title:	Executive Vice President and Treasurer

LETTER OF TRANSMITTAL

To Tender Partnership Interests

Pursuant to the Third Amended and Restated Exchange and

Registration Rights Agreement

Dated as of                         , 2005

of

Trump Entertainment Resorts, Inc.

TO:	Trump Entertainment Resorts, Inc.
1000 Boardwalk at Virginia Avenue
Atlantic City, New Jersey 08401
Attn: Corporate Secretary

Description of Partnership Interests

Names(s) and Address(es)	Partnership Interest Certificate(s) of Registered Owners Enclosed
(Attach additional list if necessary)

	Partnership	Partnership	Partnership
	Interest	Interests	Interests
	Certificate	Represented	Being
	Number(s)	by	Tendered
Partnership
Interest
Certificate(s)
Total

Unless otherwise indicated, it will be assumed that all Partnership Interests evidenced by any Partnership Interest Certificate(s) delivered to the Company are being tendered. If, for any reason, Partnership Interest Certificates are not being issued by Trump Entertainment Resorts Holdings, L.P., all provisions in this Letter of Transmittal referring thereto shall be of no effect. See instruction 4.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Gentlemen:

The undersigned hereby tenders to Trump Entertainment Resorts, Inc., a Delaware corporation (the “Company”), the above-described Partnership Interests as defined in the Third Amended and Restated Exchange and Registration Rights Agreement dated as of May 20, 2005 (the “Agreement”) in accordance with the terms and conditions of the Agreement and this Letter of Transmittal (which together constitutes the “Tender”), receipt of which is hereby acknowledged. All terms used herein but not defined herein are used as defined in the Agreement.

Subject to, and effective upon, payment (i.e., issuance of shares of Common Stock) for the Partnership Interests tendered herewith, the undersigned hereby assigns and transfers to the Company all right, title and interest in and to all the Partnership Interests that are being tendered hereby and irrevocably constitutes and appoints the Company (the “Agent”), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) present such Partnership Interests for transfer on the Partnership’s books and (b) receive all rights, privileges and benefits, and any and all obligations and liabilities appertaining thereto and otherwise exercise all rights of beneficial ownership of such Partnership Interests, all in accordance with the terms of the Tender.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered Partnership Interests and that upon payment, the Company will acquire unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned will, upon request, execute any additional documents deemed by the Agent or the Company to be reasonably necessary or desirable to complete the sale, assignment and transfer of the tendered Partnership Interests. If not sold pursuant to an effective registration statement, the shares of Common Stock issued will bear an appropriate legend indicating that such shares have not been registered under the Securities Act and resale of such Common Stock is restricted under applicable securities laws.

All authority conferred or agreed to be conferred in this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned. Except as stated in the Agreement, this Tender is irrevocable.

The undersigned understands that a tender of Partnership Interests pursuant to the Agreement constitutes a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Agreement. Unless otherwise indicated under “Special Delivery Instructions,” please mail the shares of Common Stock for the purchase price and/or return the Partnership Interest Certificate for Partnership Interests not tendered (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under “Description of Partnership Interests.” In the event that the Special Delivery Instructions are completed, please issue the shares of Common Stock for the purchase price and any Certificate for Partnership Interests not tendered in the name of the registered holder(s) and transmit the same to the person or persons so indicated.

The Company, effective as of the Settlement Date (as defined in the Agreement), will assume all obligations related to the tendered Partnership Interests and will hold the undersigned harmless from such obligations, including any liabilities, demands, claims, actions or causes of action, assessments, losses, fines, penalties, costs, damages and expenses as a result of or arising out of the ownership of such tendered Partnership Interests. The Company and the undersigned agree that they will cooperate with each other and will make, execute, acknowledge, deliver, record and file, or cause to be made, executed, acknowledged, delivered, recorded and filed, at such times and places as the other may reasonably deem necessary, all other and further documents and instruments, and will take all other and further actions, as the other may reasonably request from time to time in order to effectuate the purposes and provisions of the tender made pursuant to this Letter of Transmittal.

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 5 and 6)

To be completed ONLY if (a) the Certificate of Interests includes Partnership Interests not tendered and/or (b) shares of Common Stock for the purchase price of Partnership Interests purchased are to be sent (i) to someone other than the undersigned or (ii) to the undersigned at an address other than that above.

Mail ☐	Certificate(s) for shares of Common Stock

☐	Certificate of Interests for Partnership
Interests not tendered

To:

Name _____________________________________________________________________________

                                (please print)

Address ____________________________________________________________________________

____________________________________________________________________________________

                                (include Zip Code)

____________________________________________________________________________________

____________________________________________________________________________________

                (Tax Identification or Social Security Number)

SIGN HERE

Complete Substitute Form W-9 included

_________________________________________________________________________________________

_________________________________________________________________________________________

(Signature(s) of holder of Partnership Interests)

(Must be signed by registered holder(s) as name(s) appear(s) on Partnership Interest Certificate(s). If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see instruction 5.

Dated ______________________________________________________________________________________

Name(s) ____________________________________________________________________________________

                                             (please print)

Capacity

(Full Title) ___________________________________________________________________________________

Address ______________________________________________________________________________________

______________________________________________________________________________________________

                                             (include Zip Code)

Area Code and Tel. No. __________________________________________________________________________

Tax Identification or

Social Security No. ______________________________________________________________________________

                                                                                      (Complete Substitute Form W-9)

Guarantee of Signature(s)

(See Instruction 1)

Authorized Signature ______________________________________________________________________________

Name of Firm ____________________________________________________________________________________

Dated ___________________________________________________________________________________________

INSTRUCTIONS

Forming Part of the Terms and Conditions of the

Amended and Restated Exchange and Registration Rights Agreement

1. Guarantee of Signature. No signature guarantee on this Letter of Transmittal is required unless the registered holder of the Partnership Interests has completed the box entitled “Special Delivery Instructions.” In such case all signatures on this Letter of Transmittal must be guaranteed by a member firm of any registered national securities exchange in the United States or of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company (not a savings bank or a savings and loan association) having an office, branch or agency in the United States.

2. Delivery of Letter of Transmittal and Partnership Interest Certificate(s). This Letter of Transmittal is to be completed by the holder of Partnership Interests. Partnership Interest Certificate(s) for all Partnership Interests as well as a properly completed and duly executed Letter of Transmittal, and any other documents required by this Letter of Transmittal, must be received by the Agent.

No alternative, conditional or contingent tenders will be accepted.

3. Inadequate Space. If the space provided herein is inadequate, the Partnership Interest Certificate numbers and/or other information required should be listed on a separate schedule attached hereto.

4. Partial Tenders. If fewer than all the Partnership Interests evidenced by any Certificate submitted are to be tendered, fill in the Percentage Interest represented by the Partnership Interests which are to be tendered in the box entitled “Units of Partnership Interests Being Tendered.” In such case, a new Partnership Interest Certificate for the remainder of the Partnership Interests that was evidenced by old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable. All Partnership Interests represented by Partnership Interest Certificate(s) delivered to the Agent will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal. The signature must correspond with the name as written on the face of the Partnership Interest Certificate(s) without any change whatsoever.

If any of the Partnership Interests tendered hereby are owned of record by two or more joint owners, all such owners must sign the Letter of Transmittal.

If any tendered Partnership Interests are registered in different names on several Partnership Interest Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Partnership Interest Certificates.

If this Letter of Transmittal is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, each person should so indicate when signing, and proper evidence satisfactory to the Agent of their authority so to act must be submitted.

6. Special Delivery Instructions. If Partnership Interest Certificate(s) for unpurchased Partnership Interests are to be returned to a person other than the signer of this Letter of Transmittal or if a certificate for shares of Common Stock is to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this letter of Transmittal should be completed.

7. Waiver of Conditions. The Company reserves the right to waive any of the specified conditions of the Tender in the case of the Partnership Interests tendered.

8. Back-up Withholding. Under the Federal income tax law, a person surrendering Partnership Interests must provide the Agent with his correct taxpayer identification number (“TIN”) on Substitute Form W-9 below unless an exemption applies. If the correct TIN is not provided, a $50 penalty may be imposed by the Internal Revenue Service and payments made in exchange for the surrendered Partnership Interests may be subject to back-up withholding of that rate provided by the Federal income tax law.

The TIN that must be provided is that of the registered holder of the Partnership Interests. The TIN for an individual is his social security number.

9. Requests for Assistance or Additional Copies. Questions and requests for assistance or additional copies of the Agreement and the Letter of Transmittal may be directed to the Agent at the address set forth above.

IMPORTANT TAX INFORMATION

Under Federal income tax laws, a holder whose tendered Partnership interests are accepted for payment is required by law to provide the Agent (as payer) with his correct taxpayer identification number on Substitute Form W-9 below. If such holder is an individual, the taxpayer identification number is his social security number. If the Agent is not provided with the correct taxpayer identification number, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such holder with respect to Partnership Interests purchased pursuant to the Tender may be subject to back-up withholding.

If back-up withholding applies, the Agent is required to withhold that rate provided by the Federal income tax law of any such payments made to the holder of Partnership Interests. Shares of Common Stock otherwise deliverable hereunder may, at the expense (and with all risk of loss for the account) of the undersigned, be sold to pay such amounts. Back-up withholding is not an additional tax. Rather, the tax liability of persons subject to back-up withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

Purpose of Substitute Form W-9

To prevent back-up withholding on payments that are made to a holder of Partnership Interests purchased pursuant to the Tender, the holder is required to notify the Agent of his correct taxpayer identification number by completing the form below certifying that the taxpayer identification number provided on Substitute Form W-9 is correct.

What Number to Give the Agent

The holder is required to give the Agent the social security number or employer identification number of the record owner of the Partnership Interests.

PAYER’S NAME: Trump Entertainment Resorts, Inc.
====================================================================================================

Substitute	Part 1 - Please provide your TIN in the	Social Security
Form W-9	box at right and certify by signing and	Number/Employer
	dating below.	Identification Number
_____________
====================================================================================================

Department of the Treasury/ Internal Revenue Service	Certification - Under penalties of Perjury, I certify that (i) the number shown on this form is my correct taxpayer identification number, (ii) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and (iii) I am a U.S. person.

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

Name __________________________

Address ________________________

	Signature __________________________	Date __________________________

====================================================================================================

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACK-UP WITHHOLDING OF THAT RATE PROVIDED BY U.S. FEDERAL INCOME TAX LAW OF ANY PAYMENTS MADE TO YOU UNDER THE THIRD AMENDED AND RESTATED EXCHANGE AND REGISTRATION RIGHTS AGREEMENT OF TRUMP ENTERTAINMENT RESORTS, INC.